Washington Federal, Inc.
Fact Sheet
June 30, 2021
($ in Thousands)

					Exhibit 99.2

	As of 12/20		As of 03/21		As of 06/21
Allowance for Credit Losses (ACL) - Total	$196,689		$199,153		$198,284
ACL - Loans	170,189		172,653		170,784
ACL Unfunded Commitments	26,500		26,500		27,500
Total ACL as a % of Gross Loans	1.33%		1.30%		1.26%

	12/20 QTR	12/20 YTD	03/21 QTR	03/21 YTD	06/21 QTR	06/21 YTD
Loan Originations - Total	$1,915,025	$1,915,025	$1,975,519	$3,890,544	$2,102,537	$5,993,081
Multi-Family	122,061	122,061	151,888	273,949	158,253	432,202
Commercial Real Estate	154,975	154,975	104,400	259,375	149,504	408,879
Commercial & Industrial	489,939	489,939	736,508	1,226,447	763,795	1,990,242
Construction	647,439	647,439	569,238	1,216,677	458,427	1,675,104
Land - Acquisition & Development	22,830	22,830	16,331	39,161	41,015	80,176
Single-Family Residential	255,999	255,999	190,729	446,728	287,868	734,596
Construction - Custom	123,469	123,469	146,660	270,129	159,230	429,359
Land - Consumer Lot Loans	20,532	20,532	23,322	43,854	26,894	70,748
HELOC	29,431	29,431	26,116	55,547	33,433	88,980
Consumer	48,350	48,350	10,327	58,677	24,118	82,795

Purchased Loans (including acquisitions)	$—	$—	$73,208	$73,208	$339,215	$412,423

Net Loan Fee and Discount Accretion	$10,386	$10,386	$13,209	$23,595	$12,680	$36,275

Repayments
Loans	$1,600,257	$1,600,257	$1,547,572	$3,147,829	$1,962,389	$5,110,218
MBS	245,042	245,042	196,305	441,347	161,741	603,088

MBS Premium Amortization	$3,497	$3,497	$2,428	$5,925	$2,363	$8,288

Efficiency
Operating Expenses/Average Assets	1.73%	1.73%	1.70%	1.71%	1.72%	1.71%
Efficiency Ratio (%)	60.58%	60.58%	59.02%	59.79%	58.98%	59.51%
Amortization of Intangibles	$481	$481	$339	$820	$288	$1,108

EOP Numbers
Shares Issued and Outstanding	75,867,105		73,084,591		69,472,423

Share repurchase information
Remaining shares authorized for repurchase	4,594,275		11,769,687		8,150,808
Shares repurchased	32,956	32,956	2,824,588	2,857,544	3,618,879	6,476,423
Average share repurchase price	$21.29	$21.29	$31.53	$31.42	$32.69	$32.13

Washington Federal, Inc.
Fact Sheet
June 30, 2021
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 12/20		As of 03/21		As of 06/21
$ Amount	$1,752,342		$1,723,867		$1,618,442
Per Share	23.10		23.59		23.30

# of Employees	2,098		2,100		2,072

Investments
Available-for-sale:
Agency MBS	$868,211		$764,629		$681,352
Other	1,614,733		1,674,273		1,611,304
	$2,482,944		$2,438,902		$2,292,656
Held-to-maturity:
Agency MBS	$586,870		$494,089		$415,748
	$586,870		$494,089		$415,748

	As of 12/20		As of 03/21		As of 06/21
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,610,796	10.9%	$2,008,192	13.2%	$2,026,995	12.8%
Commercial Real Estate	1,954,154	13.2	2,226,560	14.6	2,318,173	14.7
Commercial & Industrial	2,256,627	15.3	2,471,823	16.2	2,389,004	15.1
Construction	2,687,708	18.2	2,495,961	16.4	2,734,874	17.3
Land - Acquisition & Development	193,239	1.3	185,024	1.2	194,818	1.2
Single-Family Residential	5,063,053	34.2	4,828,535	31.6	5,000,938	31.7
Construction - Custom	659,364	4.5	678,469	4.4	725,992	4.6
Land - Consumer Lot Loans	110,841	0.7	123,351	0.8	139,024	0.9
HELOC	139,752	0.9	144,528	0.9	153,718	1.0
Consumer	111,292	0.8	103,145	0.7	106,380	0.7
	14,786,826	100%	15,265,588	100%	15,789,916	100%
Less:
Allowance for Credit Losses (ACL)	170,189		172,653		170,784
Loans in Process	1,679,972		1,982,225		2,089,837
Net Deferred Fees, Costs and Discounts	55,655		75,287		61,298
Sub-Total	1,905,816		2,230,165		2,321,919
	$12,881,010		$13,035,423		$13,467,997

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,595,437	12.4%	$1,969,343	15.1%	$1,994,902	14.8%
Commercial Real Estate	1,919,359	14.9	2,184,243	16.8	2,280,098	16.9
Commercial & Industrial	2,199,148	17.1	2,404,792	18.4	2,327,997	17.3
Construction	1,366,742	10.6	902,468	6.9	1,037,911	7.7
Land - Acquisition & Development	141,955	1.1	139,809	1.1	154,495	1.1
Single-Family Residential	5,009,821	38.9	4,767,468	36.6	4,952,070	36.8
Construction - Custom	295,757	2.3	305,583	2.3	331,531	2.5
Land - Consumer Lot Loans	106,886	0.8	118,919	0.9	133,991	1.0
HELOC	137,911	1.1	142,840	1.1	152,122	1.1
Consumer	107,994	0.8	99,958	0.8	102,880	0.8
	$12,881,010	100%	$13,035,423	100%	$13,467,997	100%

Washington Federal, Inc.
Fact Sheet
June 30, 2021
($ in Thousands)

	As of 12/20			As of 03/21			As of 06/21
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$6,093,356	43.0%	80	$6,381,399	43.1%	80	$6,609,207	43.4%	77
Idaho	989,649	7.0	24	1,012,507	6.8	24	1,021,745	6.7	24
Oregon	2,738,182	19.4	46	2,837,657	19.2	46	2,916,996	19.2	41
Utah	939,518	6.6	10	970,056	6.5	9	988,673	6.5	9
Nevada	460,591	3.3	11	496,213	3.3	11	504,804	3.3	11
Texas	275,794	1.9	6	299,309	2.0	6	363,841	2.3	6
Arizona	1,519,630	10.7	31	1,569,498	10.6	30	1,557,334	10.2	30
New Mexico	1,149,821	8.1	26	1,252,782	8.5	26	1,275,758	8.4	26
Total	$14,166,541	100%	234	$14,819,421	100%	232	$15,238,358	100%	224

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$2,336,294	16.5%		$2,655,195	17.9%		$2,819,361	18.5%
Interest Checking	3,175,494	22.4		3,353,239	22.6		3,434,023	22.5
Savings	914,655	6.5		976,064	6.6		1,007,708	6.6
Money Market	3,955,016	27.9		4,244,168	28.6		4,439,375	29.2
Time Deposits	3,785,082	26.7		3,590,755	24.2		3,537,891	23.2
Total	$14,166,541	100%		$14,819,421	100%		$15,238,358	100%

Deposits greater than $250,000 - EOP	$5,826,828			$6,390,291			$6,916,241

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,264,612	1.14%		$917,060	0.49%		$971,558	0.35%
From 4 to 6 months	926,880	0.50%		998,706	0.35%		1,049,168	0.34%
From 7 to 9 months	440,169	0.51%		530,216	0.44%		554,154	0.56%
From 10 to 12 months	342,092	0.54%		395,496	0.67%		251,317	0.79%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Multi-Family	$—	—%		$—	—%		$475	1.4%
Commercial Real Estate	31,397	53.7		9,226	23.1		8,729	25.6
Commercial & Industrial	594	1.0		832	2.1		291	0.9
Construction	1,237	2.1		1,423	3.5		1,158	3.3
Land - Acquisition & Development	—	—		2,340	5.9		2,340	6.9
Single-Family Residential	24,349	41.7		25,599	64.1		20,411	60.0
Construction - Custom	—	—		—	—		—	—
Land - Consumer Lot Loans	443	0.7		177	0.4		290	0.9
HELOC	334	0.6		306	0.8		304	0.9
Consumer	52	0.1		52	0.1		48	0.1
Total non-accrual loans	58,406	100%		39,955	100%		34,046	100%
Real Estate Owned	4,463			5,316			7,932
Other Property Owned	3,673			3,672			3,672
Total non-performing assets	$66,542			$48,943			$45,650

Non-accrual loans as % of total net loans	0.45%			0.31%			0.25%
Non-performing assets as % of total assets	0.35%			0.25%			0.23%

Washington Federal, Inc.
Fact Sheet
June 30, 2021
($ in Thousands)

	As of 12/20		As of 03/21		As of 06/21
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Troubled debt restructure ("TDR") loans:
Multi-Family	$288	0.3%	$267	0.3%	$245	0.3%
Commercial Real Estate	2,476	2.9	2,327	3.0	2,301	3.3
Commercial & Industrial	48	0.1	45	0.1	43	0.1
Construction	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	80,155	92.8	72,512	92.6	64,546	92.1
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	2,714	3.1	2,630	3.3	2,452	3.5
HELOC	584	0.8	454	0.6	449	0.6
Consumer	49	0.1	47	0.1	44	0.1
Total TDR loans	$86,314	100%	$78,282	100%	$70,080	100%

TDRs were as follows:
Performing	$84,482	97.9%	$76,458	97.7%	$68,389	97.6%
Non-performing (a)	1,832	2.1	1,824	2.3	1,691	2.4
Total TDR loans	$86,314	100%	$78,282	100%	$70,080	100%
(a) Included in "Total non-accrual loans" above.

	AMOUNT	CO % (b)	AMOUNT	CO % (b)	AMOUNT	CO % (b)
Net Charge-offs (Recoveries) by Category
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(789)	(0.16)	(1,457)	(0.26)	(485)	(0.08)
Commercial & Industrial	(48)	(0.01)	7	—	(2)	—
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(35)	(0.07)	(410)	(0.89)	(9)	(0.02)
Single-Family Residential	(779)	(0.06)	(391)	(0.03)	(324)	(0.03)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(7)	(0.03)	(7)	(0.02)	(7)	(0.02)
HELOC	—	—	—	—	(51)	(0.13)
Consumer	(76)	(0.27)	(206)	(0.80)	(253)	(0.95)
Total net charge-offs (recoveries)	$(1,734)	(0.05)%	$(2,464)	(0.06)%	$(1,131)	(0.03)%
(b) Annualized Net Charge-offs (recoveries) divided by Gross Balance

FHLB Advances (Effective Maturity)	Amount	Rate	Amount	Rate	Amount	Rate
Within 1 year	$530,000	3.62%	$430,000	3.29%	$550,000	2.71%
1 to 3 years	520,000	1.98%	520,000	2.21%	200,000	2.42%
3 to 5 years	450,000	2.15%	400,000	1.92%	400,000	1.94%
More than 5 years	1,100,000	0.73%	800,000	0.77%	800,000	0.79%
Total	$2,600,000		$2,150,000		$1,950,000

Interest Rate Risk
NPV post 200 bps shock (c)		16.2%		18.2%		15.6%
Change in NII after 200 bps shock (c)		6.4%		9.9%		9.2%
(c) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
June 30, 2021
($ in Thousands)

Historical CPR Rates (d)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

6/30/2019	13.8%	11.4%
9/30/2019	18.2%	16.9%
12/31/2019	22.0%	21.7%
3/31/2020	19.8%	19.7%
6/30/2020	28.1%	30.3%
9/30/2020	31.2%	42.8%
12/31/2020	35.9%	47.2%
3/31/2021	36.0%	44.1%
6/30/2021	31.8%	42.7%

(d) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
June 30, 2021
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	December 31, 2020			March 31, 2021			June 30, 2021
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$12,824,870	$133,671	4.14%	$12,842,392	$132,756	4.19%	$13,330,611	$134,193	4.04%
Mortgage-backed securities	1,582,286	7,230	1.81	1,359,631	6,696	2.00	1,179,767	5,488	1.87
Cash & investments	3,004,224	5,265	0.70	3,702,861	5,720	0.63	3,593,905	6,113	0.68
FHLB & FRB Stock	140,730	1,656	4.67	130,502	1,582	4.92	113,770	1,654	5.83

Total interest-earning assets	17,552,110	147,822	3.34%	18,035,386	146,754	3.30%	18,218,053	147,448	3.25%
Other assets	1,307,937			1,252,122			1,278,879
Total assets	$18,860,047			$19,287,508			$19,496,932

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$11,619,857	14,110	0.48%	$11,816,399	10,729	0.37%	$12,080,339	8,906	0.30%
FHLB advances	2,668,478	13,198	1.96	2,412,778	11,991	2.02	1,993,956	9,937	2.00

Total interest-bearing liabilities	14,288,335	27,308	0.76%	14,229,221	22,720	0.65%	14,074,295	18,843	0.54%
Noninterest-bearing customer accounts	2,258,685			2,579,497			2,890,917
Other liabilities	275,834			248,210			220,805
Total liabilities	16,822,854			17,056,928			17,186,017
Stockholders’ equity	2,037,193			2,230,580			2,310,915
Total liabilities and equity	$18,860,047			$19,287,508			$19,496,932

Net interest income		$120,514			$124,034			$128,605

Net interest margin (NIM) (1)			2.75%			2.75%			2.82%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
June 30, 2021
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
June 30, 2021
Multi-Family	1,123	1,792	$2,012,570	—	—	1	1	0.09%	$475	0.02%
Commercial Real Estate	1,026	2,246	2,303,983	—	—	2	2	0.19	830	0.04
Commercial & Industrial (1)	6,463	367	2,373,535	3	—	5	8	0.12	245	0.01
Construction	632	1,682	1,062,733	—	—	1	1	0.16	741	0.07
Land - Acquisition & Development	113	1,470	166,099	—	—	1	1	0.88	2,341	1.41
Single-Family Residential	19,221	259	4,986,260	23	10	86	119	0.62	21,039	0.42
Construction - Custom	1,215	276	335,053	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,284	107	137,702	1	1	4	6	0.47	365	0.27
HELOC	3,278	47	154,336	5	1	7	13	0.40	422	0.27
Consumer	2,506	43	106,510	10	7	11	28	1.12	315	0.30
	36,861	370	$13,638,781	42	19	118	179	0.49%	$26,773	0.20%

March 31, 2021
Multi-Family	1,127	1,763	$1,987,120	—	1	—	1	0.09%	$475	0.02%
Commercial Real Estate	1,013	2,183	2,211,065	1	1	5	7	0.69	4,968	0.22
Commercial & Industrial	7,589	323	2,452,585	12	2	4	18	0.24	1,962	0.08
Construction	536	1,726	925,017	—	—	1	1	0.19	1,153	0.12
Land - Acquisition & Development	112	1,342	150,311	—	—	1	1	0.89	2,340	1.56
Single-Family Residential	19,941	241	4,802,575	30	9	104	143	0.72	26,208	0.55
Construction - Custom	1,152	268	308,831	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,216	101	122,211	1	1	2	4	0.33	353	0.29
HELOC	3,218	45	145,066	3	—	10	13	0.40	399	0.28
Consumer	2,607	40	103,294	8	1	17	26	1.00	315	0.30
	38,511	343	$13,208,075	55	15	144	214	0.56%	$38,173	0.29%

December 31, 2020
Multi-Family	1,115	1,444	$1,609,800	1	—	—	1	0.09%	$475	0.03%
Commercial Real Estate	1,089	1,784	1,942,854	1	2	4	7	0.64	28,600	1.47
Commercial & Industrial	7,769	289	2,243,465	10	1	3	14	0.18	1,043	0.05
Construction	541	2,575	1,393,107	1	—	1	2	0.37	3,703	0.27
Land - Acquisition & Development	121	1,261	152,621	2	—	—	2	1.65	252	0.17
Single-Family Residential	20,896	242	5,048,435	41	7	122	170	0.81	31,905	0.63
Construction - Custom	1,136	264	299,351	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,181	93	109,845	3	—	4	7	0.59	597	0.54
HELOC	3,142	45	140,272	8	3	13	24	0.76	1,339	0.95
Consumer	2,733	41	111,449	9	12	23	44	1.61	248	0.22
	39,723	329	$13,051,199	76	25	170	271	0.68%	$68,162	0.52%

(1) Includes 4,349 SBA PPP loans with a balance of $521,532, all of which are current.